UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DAXOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DAXOR CORPORATION

109 MECO LANE

OAK RIDGE, TN 37830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 23, 2022

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DAXOR CORPORATION (the “Company”) will be held at the offices of the Nasdaq Stock Exchange located at 4 Times Square, New York, New York 10036, on Thursday, June 23, 2022 at 10:15 AM, Eastern Daylight Time. In light of public health concerns regarding COVID-19, if you attend the meeting the Board of Directors requests that you adhere to the following guidelines: 1) If you are not feeling well on the day of the meeting, please do not attend the meeting; 2) Wear a face covering; 3) Practice social distancing and stay 6 feet apart from fellow stockholders while at the meeting. The Annual Meeting is being held for the following purposes, all of which are more particularly described in the accompanying Proxy Statement dated May 31, 2022:

1.	To elect a board of seven directors, each to serve for a term of one year or until their successor shall have been duly elected and qualified.
2.	To ratify the appointment of Baker Tilly, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022.
3.	To approve an amendment to the Daxor Corporation 2020 Incentive Compensation Plan to increase the shares authorized under the Plan.
4.	To approve an amendment to the Certificate of Incorporation to allow stockholder action by less than unanimous written consent.
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Our Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1, “FOR” ratification of the appointment of Baker Tilly, LLP as the independent registered public accounting firm in Proposal 2, “FOR” approval of an amendment to the Daxor Corporation 2020 Incentive Compensation Plan to increase the shares authorized under the Plan in Proposal 3, and “FOR” approval of an amendment to the Certificate of Incorporation to allow stockholder action by less than unanimous written consent in Proposal 4.

Holders of record of our common stock at the close of business on May 17, 2022 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof. Stockholders are entitled to one vote per share.

By	Order of the Board of Directors,

/s/ Robert J. Michel
Robert J. Michel
Corporate Secretary

May 31, 2022

Whether or not you plan to attend the Annual Meeting in person, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be held on Thursday, June 23, 2022

This Proxy Statement and copies of the Company’s most recent Annual Report on Form N-CSR are available, without charge, to a stockholder upon request by Calling (888) 774-3268 or writing Robert J. Michel at 109 Meco Lane, Oak Ridge, TN 37830, or at www.Daxor.com.

PROXY STATEMENT

DAXOR CORPORATION

109 Meco Lane

Oak Ridge, TN 37830

The accompanying proxy is solicited by and on behalf of Daxor Corporation’s (the “Company”) Board of Directors (the “Board”) for use at our Annual Meeting of Stockholders to be held at the offices of the Nasdaq Stock Exchange, located at 4 Times Square, New York, New York 10036, on Thursday, June 23, 2022 at 10:15 AM EDT, or any adjournment or postponement thereof (“Annual Meeting”). In light of public health concerns regarding COVID-19, if you attend the meeting the Board of Directors requests that you adhere to the following guidelines: 1) If you are not feeling well on the day of the meeting, please do not attend the meeting; 2) Wear a face covering; and 3) Practice social distancing and stay 6 feet apart from fellow stockholders while at the meeting. Stockholders of record at the close of business on May 17, 2022 will be entitled to vote at the meeting. The mailing of the Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card will take place on or about May 31, 2022.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors. In addition, our management will report on our performance during 2021 and respond to questions from the stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, May 17, 2022, are entitled to receive notice of the Annual Meeting and to vote the shares of common stock that they held on that date at the Annual Meeting, or at any time and date to which the Annual Meeting may be properly adjourned or postponed. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, May 17, 2022, 4,040,329 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Annual Meeting.

How do I vote?

We will solicit proxies by mail. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of the shares held of record by such persons, and we will reimburse them for the reasonable out-of-pocket expenses incurred by them in doing so.

Stockholders that wish to cast their votes should do so in advance of the meeting via the proxy instruction provided in their mailing. Alternatively, proxy cards with valid control numbers may be hand-delivered in person at the meeting or scanned and e-mailed prior to vote closing at the start of the meeting to Robert J. Michel at rmichel@daxor.com.

Can I change my vote after I submit my proxy card?

The shares represented by the accompanying proxy will be voted as directed with respect to the election of directors, or, if no direction is indicated, will be voted in favor of election as directors of all of the nominees listed below. The shares will be voted as directed with respect to the ratification of the independent registered public accounting firm, or, if no direction is indicated, will be voted in favor of ratification. Each proxy executed and returned by a stockholder may be revoked at any time hereafter by giving written notice of such revocation to our Corporate Secretary, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

1

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, our Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1, “FOR” ratification of the appointment of Baker Tilly, LLP as the independent registered public accounting firm in Proposal 2, “FOR” approval of an amendment to the Daxor Corporation 2020 Incentive Compensation Plan to increase the shares authorized under the Plan in Proposal 3, and “FOR” approval of an amendment to the Certificate of Incorporation to allow stockholder action by less than unanimous written consent in Proposal 4.

What is our policy with respect to Board member attendance at the Annual Meeting?

Board members are encouraged to attend the Annual Meeting. However, in light of public health concerns regarding the COVID-19 outbreak, Board members may attend this Annual Meeting via teleconference.

COMMON STOCK AND EQUITY OWNERSHIP OF DIRECTORS

On May 17, 2022, we had issued and outstanding 4,040,329 shares of common stock, par value $0.01 per share, each of which entitled the holder to one vote. Voting is not cumulative.

As of the record date, the dollar range of shares of the Company beneficially owned by the Estate of Joseph Feldschuh is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Joy Goudie is $0-$10,000. As of the record date, the dollar range of shares of the Company beneficially owned by James Lombard is $50,001-$100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Edward Feuer is $10,001-$50,000. As of the record date, the dollar range of shares of the Company beneficially owned by Michael Feldschuh is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Jonathan Feldschuh is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Henry D. Cremisi is over $100,000. As of the record date, the dollar range of shares of the Company beneficially owned by Caleb DeRosiers is none.

PROPOSAL 1. ELECTION OF THE BOARD OF DIRECTORS

Stockholders are being asked to elect seven directors to serve on our Board, to hold office until the next annual meeting or until their successors shall have been duly elected and shall have qualified. The proxies will vote all proxies received “FOR” the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited herewith may be voted, at the discretion of the management, for the election of another person in his stead. The Board knows of no reason to anticipate that this will occur.

Directors and Officers

The management of the Company is the responsibility of the Board. None of the directors who are not “interested persons” of the Company (as defined in the Investment Company Act of 1940) has ever been an employee of, or consultant to, the Company or its affiliates. Our officers serve annual terms and are elected on an annual basis.

The Board has an audit committee. The Board does not have a standing compensation committee or a nominating committee or a charter with respect to the process for nominating directors for election to our Board. We qualify as a “controlled company” under Nasdaq rules, as the Estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. As a result, the Nasdaq continued listing standards do not require us to have a nominating committee, compensation and stock option committee, or a written charter. In light of our status as a controlled company, our Board determined not to have an independent nominating function, and chose to have the full Board be directly responsible for nominating members of our Board, and not to have a compensation committee, but have the full Board participate directly in consideration of compensation. Accordingly, should the interests of our controlling stockholder differ from those of other stockholders, the other stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance rules for the Nasdaq.

2

The Company will consider nominees recommended in writing by a stockholder (other than stockholder recommendations of himself or herself) to serve as Directors. The recommendation must contain: (i) the name, address and telephone number of, and number of shares owned by, the stockholder (or group of stockholders), and the related account name, number and broker or account provider name; and (ii) if any such stockholder was not a record owner of the shares at the time the recommendation was submitted, verification acceptable in form and substance to the Company of the stockholder’s ownership of shares at the time the recommendation was made. Stockholders and members of our Board can submit nominees for election to our Board to Michael Feldschuh for his consideration by February 1, 2023 at 109 Meco Lane, Oak Ridge, TN 37830.

The names and business addresses of our nominees, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold, or have held during the past five years, are set forth below. Michael Feldschuh is an “interested person” of the Company because he is the President and Chief Executive Officer of Daxor. Jonathan Feldschuh is an “interested person” because he is the Chief Scientific Officer. There is no “Fund Complex” as defined in the Investment Company Act of 1940.

There are no contracts, arrangements or understandings between any director and any other person (other than the directors acting solely in such capacity) pursuant to which the director has been or is to be selected as a director.

				Number of	Other Directorships
				Portfolios	Held (during past
Name, Address	Position(s) Held	Term of Office and	Principal Occupation(s)	Overseen by	five years) by
and Age	with Company	Length of Time Served	During Past Five Years	Director	Director
“Noninterested Persons”

James Lombard	Director	One year term, Director	Director of Administrative	None	None
109 Meco Lane		since 1989	Services Division, New
Oak Ridge, TN 37830			York City Council
(Retired).
Age: 87

Henry D. Cremisi, MD FACP	Director	One year term, Director	Medical Director,	None	None
109 Meco Lane		since 2020	AstraZeneca, a
Oak Ridge, TN 37830			Pharmaceutical company

Age: 64

Edward Feuer	Director	One year term, Director	Managing Partner, Feuer	None	None
109 Meco Lane		since 2016	& Orlando, LLP, an
Oak Ridge, TN 37830			accounting firm

Age: 66

Name, Address	Position(s) Held with	Term of Office and Length of Time	Principal Occupation(s)	Number of Portfolios Overseen by	Other Directorships Held (during past five years) by
and Age	Company	Served	During Past Five Years	Director	Director
“Noninterested Persons”

Joy Goudie, Esq.	Director	One year term, Director	Registered Patent	None	None
109 Meco Lane		since 2020	Attorney
Oak Ridge, TN 37830

Age: 65

Caleb DeRosiers	Director	One year term, Director	Attorney	None	None
109 Meco Lane		since 2020
Oak Ridge, TN 37830

Age: 49

“Interested Persons”

Michael Feldschuh	Director	One year term, Director	Executive Vice President	One	None
109 Meco Lane		since 2013	Chairman, President, CEO
Oak Ridge, TN 37830

Age: 52

Jonathan Feldschuh	Director	One year term, Director	Chief Scientific Officer	None	None
109 Meco Lane		since 2017
Oak Ridge, TN 37830
Age 57

Board Leadership Structure

The Board of Directors is currently comprised of six members, four of whom are independent or disinterested persons, which means that they are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. If the nominees are elected, the Board will be comprised of six members, four of whom will be independent directors. The Board has general oversight responsibility with respect to the operation of the Company, and has established an audit committee to assist the Board in performing its oversight responsibilities.

As Chairman of the Board, Michael Feldschuh is the presiding officer at all meetings of the Board of Directors. We do not have a lead independent director. We have determined that our leadership structure is appropriate given the size and structure of the Company.

3

Audit Committee

The audit committee operates pursuant to a Charter approved by the Board of Directors, a copy of which is available on our website. The Charter sets forth the responsibilities of the audit committee. The functions of the audit committee include, among others, to meet with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and internal accounting controls, and to meet with management concerning these matters, internal audit activities and other matters. The audit committee currently consists of Edward Feuer, James Lombard and Joy Goudie, all of whom are considered independent under the rules promulgated by The NYSE American and, in addition, are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940. Edward Feuer serves as Chairperson of the audit committee and has been designated as the audit committee Chairperson of the audit committee and has been designated as the audit committee financial expert under the Sarbanes-Oxley Act. The Audit Committee met 4 times in 2021. Please see “Proposal 2: Ratification of Independent Registered Public Accounting Firm” for a discussion regarding the audit committee’s report.

Board’s Risk Oversight Role

The day-to-day management of various risks relating to our administration and operation is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The Board notes that it is not practicable or possible to identify all of the risks that may impact the Company or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed, but that the Board carefully evaluate and address all material risks.

The Board has overseen our development and administration of a compliance program that meets the requirements of Rule 38a-1 promulgated under the Investment Company Act of 1940, and the development and administration of a code of ethics program that meets the requirements of Rule 17j-1 promulgated under the Investment Company Act of 1940. The Board meets regularly with our Chief Compliance Officer on all aspects of our compliance requirements.

Qualifications of the Directors

Michael Feldschuh, Jonathan Feldschuh, Edward Feuer, Henry Cremisi, James Lombard, Joy Goudie and Caleb DeRosiers each take a conservative and thoughtful approach to addressing issues facing the Company. Information indicating certain of the specific experience and qualifications of each of these directors relevant to the Board’s belief that they should serve in this capacity is provided in the table above. This combination of skills and attributes led to the conclusion that Michael Feldschuh, Jonathan Feldschuh, Edward Feuer, James Lombard, Joy Goudie, Esq., Henry Cremisi, MD, FACP and Caleb DesRosiers should each serve as a director.

In making independent determinations, the Board observes all criteria for independence established by the SEC, The Nasdaq , and other governing laws and regulations. The Board has determined that each of the directors (other than Michael Feldschuh and Jonathan Feldschuh) (i) is “independent” within the definitions contained in the current The Nasdaq listing standards and our Corporate Governance Guidelines; and has no other “material relationship” with the Company that could interfere with his ability to exercise independent judgment. The Board has determined that Edward Feuer qualifies as an “audit committee financial expert” as defined by the SEC. In addition, the Board has determined that each member of the audit committee meets the additional independence standards for audit committee members.

Board Compensation

In June 2021 the outside directors who attended the annual meeting were paid $1,000 each for attendance at the annual meeting and a Board meeting which took place on the same day. The number of directors who attended the annual meeting was 5. In addition, every director who attended a dial-in Board meeting was paid $375 for each meeting which took place respectively in May, September and December 2020. Each incumbent director attended at least 75% of the aggregate number of meetings, the total number of Board meetings being 4, of the Board during 2021. Other than the officers identified below, Messrs. Michael Feldschuh, Jonathan Feldschuh and Robert J. Michel, there are no officers of the Company that had aggregate compensation in excess of $120,000 during the most recently completed fiscal year.

4

		Pension or
	Aggregate	Retirement Benefits	Estimated Annual
	Compensation	Accrued As Part of	Benefits	Total Compensation
Name of Person, Position	From Company	Company Expenses	Upon Retirement	Paid From Company
Interested Persons:

Michael Feldschuh,
Director	$100,000	None	None	$100,000

Jonathan Feldschuh,
Director	$127,920	None	None	$127,920

Noninterested Persons:

James Lombard,
Director	$2,125	None	None	$2,125

Henry Cremisi,MD
Director	$1,125	None	None	$1,125

Edward Feuer,
Director	$2,125	None	None	$2,125

Joy Goudie, Esq.,
Director	$2,125	None	None	$2,125

Required Vote

Stockholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the nominees receiving the largest number of votes from the stockholders will be elected as directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

Recommendation

The Board of Directors recommends that the stockholders vote FOR the election of the nominees to serve as directors. Shares represented by executed but unmarked proxies will be voted FOR the election of all of the nominees.

PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee selected Baker Tilly, LLP as an independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2022, and requests that the stockholders ratify such selection. If stockholders do not ratify the selection of Baker Tilly, LLP , the audit committee will reconsider the selection.

If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of ratifying Baker Tilly, LLP as our independent registered public accounting firm. If your shares are held in “street name” by your broker, nominee, fiduciary or other custodian, your broker, nominee, fiduciary or other custodian may choose to vote for you on the ratification of the appointment of Baker Tilly, LLP as independent registered public accountants for the Company, even if you do not provide voting instructions to such nominee.

Representatives of Baker Tilly, LLP are not expected to be present at the Annual Meeting.

5

Report of Audit Committee

The committee submits the following report pursuant to SEC rules:

●	The committee has reviewed and discussed with management and with Baker Tilly, LLP the audited financial statements of the Company for the year ended December 31, 2021 (the “Financial Statements”).

●	Has advised the management of the Company and the committee that it has discussed with them all the matters required to be discussed by Statement of Auditing Standards No. 114, which include among other items, matters related to the conduct of the audit of the Financial Statements.

●	The committee has received the written disclosures and the letter required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence” (which relates to the auditor’s independence from the Company and its related entities) from Baker Tilly, LLP . It has discussed Baker Tilly LLP’s independence with them.

●	Based upon the aforementioned review, discussions and representations of Baker Tilly, LLP and the unqualified audit opinion presented by Baker Tilly, LLP on the Financial Statements, the committee recommended to the Board of Directors that the Financial Statements be included in the Company’s Annual Report on Form N-CSR, and that Baker Tilly, LLP be selected as the independent registered public accounting firm for the Company for the year ending December 31, 2022.

Members of the Audit Committee:

Edward Feuer, Chair

James Lombard

Joy Goudie, Esq.

Fees Paid to Independent Auditor

We engaged Baker Tilly, LLP to perform audit services, audit-related services, and other services during the past fiscal year as of December 31, 2021. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. The following table details the aggregate fees billed or expected to be billed for past two fiscal years for audit fees, audit-related fees, and tax fees by the principal accountant. Withum Smith + Brown performed the audit in 2020. The Daxor tax return was prepared by another firm in 2021.

	2021	2020
Audit Fees	$70,900	$82,146
Audit Related Fees	0	3,947
Tax Fees	0	20,000

Total Fees	$70,900	$106,093

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with us.

For the past fiscal year Baker Tilly, LLP did not bill any fees applicable to non-audit services, pursuant to a waiver of the pre-approval requirement.

All of the principal accountant’s hours spent on auditing our financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

We do not have an investment advisor.

6

Required Vote

Assuming a quorum is present at our Annual Meeting, ratification of Baker Tilly, LLP will be determined by majority vote. A majority vote will occur if the number of votes cast in favor of ratification exceeds the number of votes cast in opposition to ratification. Assuming a quorum is present; shares not voted at the Annual Meeting will not affect the outcome of the ratification of Baker Tilly, LLP .

Recommendation

The Board recommends that the stockholders vote FOR the ratification of the appointment of Baker Tilly, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022. Shares represented by executed but unmarked proxies will be voted FOR ratification of Baker Tilly, LLP .

PROPOSAL 3: APPROVE AMENDMENT 2020 INCENTIVE COMPENSATION PLAN

The Board has approved and recommended for stockholder approval an amendment to the Daxor Corporation 2020 Incentive Compensation Plan (the “Plan”) to increase the shares issuable under the Plan (the “Amendment”). The Board is recommending that stockholders approve the amendment to allow us to continue to provide equity compensation opportunities to high-quality executives, employees, and non-employee directors, as one of the most significant means to strengthen the mutuality of interests between such persons and stockholders. The material features of the Plan are summarized below.

Background

The Company currently operates the 2020 Incentive Compensation Plan. The Amendment increases the number of shares available for issuance from 250,000 to 400,000 (or such lesser amount as may be determined by the Company). The Amendment is subject to the Securities and Exchange Commission granting an exemptive order to permit the operation of the Plan as amended, and the Commission may elect not to grant such order.

Terms of the 2020 Incentive Compensation Plan

The purpose of this Plan is to attract, retain, motivate and reward the services of key-employees and non-employee directors, within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (“Non-Employee Director”).

1. Administration of the Plan.

The Plan is to be administered by a committee of the Board composed solely of independent directors (the “Committee”). The Committee will be composed solely of three or more directors who (i) are noninterested directors of the Company, and (ii) are Non-Employee Directors.

2. Eligibility.

Eligible Persons under the Plan means (i) any person, including officers and directors, in the regular employment of the Company and/or any Subsidiary on a full-time basis and (ii) any Non-Employee Director of the Company. As of May 22, 2022, the Company had approximately 25 employees and 5 Non-Employee Directors.

7

3. Shares Available Under the Plan.

The stock to be offered under the Plan consists of shares of the Company’s authorized issued or unissued common stock, $.01 par value, and the aggregate amount of stock to be delivered upon exercise of all awards granted under the Plan (each award individually an “Award” and, collectively “Awards”) may not exceed 400,000 of such shares, or 10% of the Company’s outstanding shares, whichever is the larger number. If any Award granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased shares subject thereto are again available for the purpose of the Plan. No person will be granted Awards denominated by reference to shares, or be issued shares in settlement of Awards not initially denominated by reference to shares, that in the aggregate exceed 35% of the shares reserved for issuance under the Plan, subject to adjustment under the Plan.

The Board believes that the minimum number of shares of common stock needed for the Plan to be able to accomplish its desired aims is 400,000 shares, which is 9.9% of the Company’s current outstanding shares. In assessing whether 400,000 shares would always be sufficient, the Board determined that this number should increase as the number of shares outstanding increases, to allow the Plan to continue to be able to meet its desired aims. However, the Board also wanted to ensure that overall dilution would remain reasonable, concluding that a maximum of 10% dilution is reasonable.

In the event that any extraordinary dividend, capital gains distribution or other distribution (whether in the form of cash, common stock or other property), recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the common stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number of shares of common stock subject to the Plan, (ii) the number and kind of shares of common stock which may be delivered in connection with Awards granted thereafter, (iii) the number and kind of shares of common stock subject to or deliverable in respect of outstanding Awards, (iv) the exercise price or grant price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (v) the performance conditions with respect to any outstanding Award.

4. Dilution Resulting from the Plan.

The maximum potential dilution to the Company’s stockholders (in terms of net asset value per share) that would result from grant of Awards under the Plan would be approximately 9.9%. The Company acknowledges that Awards granted under the Plan would have a dilutive effect on the stockholders’ equity in the Company, but believes that the effect would not be significant and would be outweighed by the anticipated benefits of the Plan to the Company and its stockholders. The Company notes that Options may be granted under the Plan, which limits dilution to the Company’s stockholders as the exercise price of Options must be at least 100% of the Fair Market Value (generally defined as the closing price of a share on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded) of the stock on the date of grant.

5. Awards under the Plan.

Performance Conditions.

Under the Plan, the right of an Eligible Person to receive a settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. “Performance Awards” are defined under the Plan as Awards granted to Eligible Persons that are conditioned upon satisfaction, during a period of at least one year but no more than ten years, of performance criteria established by the Committee. The performance goals will be objective. Achievement of a performance goal may be measured over a performance period of up to ten years for a Performance Award. The Committee may reduce or increase the amount of a payment to be made in connection with a Performance Award.

8

Types of Awards.

The Plan is flexible and permits the Committee, subject to ratification by the Board, to grant various types of Awards to Eligible Persons who are employees, subject to the limitations summarized below.

●	Stock Options. The Committee may grant Options to Eligible Persons, provided that the per share exercise price of such Options is not less than the Fair Market Value of a share of the Company’s stock on the date of the grant, except as such price is adjusted to reflect certain corporate actions. The Committee will determine the time or times at which, or the circumstances under which, an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid (e.g., when an Eligible Person is permitted to pay the exercise price using stock, but is not required physically to deliver a stock certificate, the Eligible Person can attest to the “deemed delivery” of his/her stock certificate), the form of such payment (which may include cash or stock) and the methods by or forms in which common stock will be delivered or deemed to be delivered to Eligible Persons. Except as otherwise determined by the Committee or set forth in an Award agreement, and subject to a change in control, if a Eligible Persons’ employment with the Company and its subsidiaries terminates: (a) by reason of death, then the Options shall be exercisable, to the same extent they were exercisable immediately prior to the death, for one year thereafter or the expiration date set forth in the applicable Award agreements if earlier, and all of the Options that were not exercisable immediately prior to the death shall immediately terminate and be forfeited; (b) by reason of becoming disabled or retirement, then the Options shall be exercisable, to the same extent they were exercisable immediately prior to the date of termination, for three (3) months thereafter or the expiration date set forth in the applicable Award agreements, if earlier and all of the Options that were not exercisable immediately prior to the date of termination shall immediately terminate and be forfeited; or (c) for any other reason other than death or becoming disabled or retiring, then the Option shall terminate and no longer be exercisable immediately upon such termination of employment.

●	Stock Appreciation Rights. The Committee may grant stock appreciation rights, including freestanding and tandem stock appreciation rights (“Stock Appreciation Rights”) to Eligible Persons. A Stock Appreciation Right is a right to receive, upon exercise, the excess of (i) the Fair Market Value of one share of the Company’s stock, as the case may be, on the date of exercise over (ii) the Stock Appreciation Right’s grant price. The Committee will determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, the method of settlement, the form of consideration payable in settlement, the method by or forms in which the stock will be delivered or deemed to be delivered to Eligible Persons, whether or not a Stock Appreciation Right is granted as a tandem award, and any other terms and conditions of any Stock Appreciation Right. Except as the Committee determines otherwise, Stock Appreciation Rights will become exercisable after the second anniversary of the date of grant, subject to the Eligible Person’s continued employment or service with the Company. Stock Appreciation Rights issued under the Plan will expire no later than ten years from the date of grant, except that, unless otherwise determined by the Committee, they will be subject to substantially the same termination provisions as for Options described above. In addition, if and to the extent provided for in the applicable Award agreement, the grant price of a Stock Appreciation Right may be reduced after grant of the Stock Appreciation Right to reflect capital gains distributions to the Company’s stockholders made after the date of grant, provided that no such reduction will be made which will reduce the grant price of the Stock Appreciation Right below zero. Grant of a Stock Appreciation Right will be treated as issuance of a share of stock of the issuing company for purposes of determining the number of shares available under the Plan as long as that Stock Appreciation Right is outstanding. Stock issued when a Stock Appreciation Right is settled (or, in the case of a Stock Appreciation Right settled in cash, stock that would have been issued if the Stock Appreciation Right were settled in stock) will be deducted from the number of shares available under the Plan. The grant of a tandem Stock Appreciation Right with an Option will not be treated as an additional issuance of stock because the exercise of the Option or the tandem Stock Appreciation Right would cancel the other. Thus, the grant of a tandem Stock Appreciation Right with an Option will be treated under the Plan as one share not two shares.

●	Restricted Stock. The Plan permits the Committee to make grants of restricted shares of the Company’s stock (“Restricted Stock”), as the case may be, to Eligible Persons. Restricted Stock is subject to restrictions on transferability, risk of forfeiture and/or other restrictions. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, an Eligible Person granted Restricted Stock has all the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends. During the restricted period applicable to the Restricted Stock, the Restricted Stock generally may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Eligible Person. Except as the Committee determines otherwise, restrictions on Restricted Stock will lapse in three equal installments after each of the first, second and third anniversaries of the date of grant, subject to the Eligible Person’s continued employment or service with the Company. Except as the Committee determines otherwise, effective immediately after termination of an Eligible Person’s employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions will be forfeited and reacquired by the relevant Company, provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

9

●	Restricted Stock Units. The Plan permits the Committee to make grants of restricted stock units (“Restricted Stock Units”) to Eligible Persons. Restricted Stock Units represent rights to receive stock and are subject to certain restrictions and a risk of forfeiture. Except as the Committee determines otherwise, restrictions on Restricted Stock Units will lapse and stock in respect of the Eligible Person’s Restricted Stock Units will be delivered to the Eligible Person in three equal installments after the first, second and third anniversaries of the date of grant, subject to the Eligible Person’s continued employment or service with the Company. Except as the Committee determines otherwise, effective immediately after termination of an Eligible Person’s employment or service during the applicable restriction period, Restricted Stock Units that are at that time subject to restrictions will be forfeited and reacquired by the Company, provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Units.

●	Deferred Stock Units. The Plan permits the Committee to grant deferred stock units (“Deferred Stock Units”) to Eligible Persons, which are rights to receive stock, cash or a combination thereof at the end of a deferral period specified by the Committee (or if permitted by the Committee, as elected by the Eligible Person). Deferred Stock Units may or may not be subject to restrictions (which may include a risk of forfeiture), which restrictions will lapse at the expiration of the specified deferral period or at earlier times, as determined by the Committee. Except as the Committee determines otherwise, effective immediately after termination of an Eligible Person’s employment during the applicable deferral period or portion thereof to which forfeiture conditions apply, all Deferred Stock Units that are at that time subject to deferral (other than a deferral at the election of an Eligible Person) will be forfeited, provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock Units will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock Units.

●	Bonus Stock. The Plan permits the Committee to make grants of shares of common stock as a bonus (“Bonus Stock”). Except as otherwise determined by the Committee, Bonus Stock will vest immediately and shall not be subject to any restrictions.

●	Cash Awards. The Committee is also authorized to grant awards denominated in cash (“Cash Awards”). A Cash Award confers on the Eligible Person to whom it is granted a right to receive cash (subject to the last sentence hereof), the amount of which may be based on the achievement, over a specified period of time, of performance goals. Cash Awards may be satisfied in cash, by delivery of the number of shares valued at the Fair Market Value on the payout date, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

●	Non-Employee Director Awards. Immediately following each annual meeting of stockholders, each Non-Employee Director who is elected a director at, or who was previously elected and continues as a director after, that annual meeting may receive, at the discretion of the Committee, an award of up to 500 shares of vested Bonus Stock without restrictions.

In addition, the Plan permits, to the extent provided for in the applicable Award agreement, recipients of Awards to receive dividend equivalents in respect of such Awards or any portion thereof as specified in the applicable Award agreement equal to the amount or value of any cash or other dividends or distributions payable on an equivalent number of shares of common stock. Any such dividend equivalents will be paid in shares of common stock, cash or a combination thereof as and when provided for in the applicable Award agreement.

10

6. Operation of the Plan.

The Committee will determine the term of each Award pursuant to the Plan. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company upon the exercise or settlement of an Award may be made in such forms as the Committee will determine (subject to applicable legal restrictions), including, without limitation, cash or stock, and may be made in a single payment or transfer, in installments or on a deferred basis. The Committee may accelerate the settlement of any Award and pay cash in lieu of delivering stock in connection with such settlement.

Generally, Awards are not transferable, except to a beneficiary upon an Eligible Person’s death or by will or the laws of descent and distribution, and each Award generally must be exercised by an Eligible Person during the Eligible Person’s lifetime. While the Committee has the power to permit broader transfers, this authority is limited to circumstances in which an Eligible Person desires to make a transfer to a family member, family trust or family partnership to facilitate estate planning. In addition, Awards may be transferred pursuant to a qualified domestic relations order.

Although the Company’s Board may amend or terminate the Plan, and the Committee has authority to approve grants of Awards under the Plan at any time, neither the Board nor the Committee may adversely change the terms of any Award previously granted to an Eligible Person without the Eligible Person’s consent. Any amendment to the Plan will be subject to the approval of the stockholders to the extent such approval is required by applicable laws or regulations, including exchange rules, or as the Board otherwise determines. The Board is required to review the Plan at least annually.

7. Change in Control.

If a change in control occurs (as defined in the Plan), the Board shall determine by vote of at least two-thirds of its members (a) all Options and Stock Appreciation Rights then outstanding pursuant to the Plan shall become fully exercisable whether or not then exercisable, (B) all restrictions on all Restricted Stock awarded under the Plan shall lapse, (C) all outstanding Restricted Stock Units, Deferred Stock Units and Cash Awards shall be paid in cash or settled by the issuance of common stock thereunder and (D) all Performance Awards shall be paid out as if each performance period had been completed or satisfied and as if achievement of the applicable performance goals was sufficient to enable a payment equal to the maximum amount provided for in the Performance Awards. Additionally, except to the extent the Eligible Person has an employment agreement that provides a more favorable result to the Eligible Person, the Company, upon a change of control, can structure or limit a payment in order to minimize tax implications to the Company.

8. Certain U.S. Federal Income Tax Implications.

The Company does not guarantee to any Eligible Persons granted an Award under the Plan (“Participant”) that (A) any Award intended to be exempt from Internal Revenue Code of 1986 Section 409A (“Section 409A”) shall be so exempt, (B) any Award intended to comply with Section 409A shall so comply, or (C) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award. In addition, regardless of any actions taken by the Company, each Participant shall be solely responsible for determining the tax consequences to the Participant with respect to any Award and for satisfying the Participant’s federal, state, local and foreign tax obligations with respect to such Award (including, but not limited to the Participant’s Federal Insurance Contributions Act (FICA) obligation and any excise or income taxes resulting from the application of Section 409A).

11

Options. The grant of a stock option will create no income tax consequences to us or the Participant. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of our common stock at such time over the exercise price. Our Company will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of our common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, the fair market value of our common stock on the exercise date.

In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the Participant will recognize a long-term capital gain or loss on the disposition of our common stock acquired pursuant to the exercise of an incentive stock option and the Company will not be allowed a deduction. If the Participant fails to hold the shares of our common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the Participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of a Stock Appreciation Right will create no income tax consequences to us or the participant. Upon the exercise or maturity of a Stock Appreciation Rights, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the Stock Appreciation Rights, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Restricted Stock Units. The grant of a Restricted Stock Units will create no income tax consequences to us or the participant. Upon the Participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the Participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If units are settled in whole or in part in shares, upon the Participant’s subsequent disposition of the shares the Participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, the fair market value of the shares on the date the Participant received the shares.

Restricted Stock. Generally, a Participant will not recognize income and we will not be entitled to a deduction at the time an award of Restricted Stock is made, unless the Participant makes the election described below. A Participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of our common stock on the date the restrictions lapse. Dividends paid in cash and received by a Participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and the Company will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

12

A Participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the Participant paid for such restricted stock). If the Participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the Participant makes the election, then any cash dividends the Participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the Participant who has made an election subsequently forfeits the restricted stock, then the Participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

Plan Benefits

No contingent grants have been made. The Company currently cannot determine the awards that may be granted under the Plan in the future to Eligible Persons. Future Awards under the Plan will be made from time to time, and the benefits received will depend on the amounts awarded and the extent to which various performance goals are achieved.

Equity Compensation Plan Information

The following table sets forth information with respect to compensation plans under which equity securities of the Company are authorized for issuance as of May 17, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity Compensation plans approved by stockholders:
2020 Incentive Compensation Plan	217,817	$13.59	3,345
2004 Stock Incentive Plan	147,898	$8.47	-0-
Equity compensation plans not approved by stockholders:	-	-	-
Total	365,590	$11.52	3,345

The following table summarizes information about the restricted stock transactions:

	Period Ended May 17, 2022	Weighted-average Grant Day Fair Value
Unvested at the beginning of the period	21,337	$10.62
Awards granted	1,174	$10.65
Vested	(2,506)	($10.31)
	-	-
Unvested at the end of the period	20,005	$10.66

13

Required Vote

Assuming a quorum is present at our Annual Meeting, approval of the Amendment will be determined by a majority of votes cast. A majority vote will occur if the number of votes cast in favor of approval exceeds the number of votes cast in opposition to approval. Assuming a quorum is present; shares not voted at the Annual Meeting (whether by abstention, broker non-vote or otherwise) will not affect the outcome of the approval of the Amendment.

Recommendation

The Board of Directors recommends that the stockholders vote FOR the approval of the Amendment. Shares represented by executed but unmarked proxies will be voted FOR approval of the Amendment.

If you submit a proxy to us, it will be voted as you direct. If, however, you submit a proxy without specifying voting directions, it will be voted in favor of approving the Amendment.

PROPOSAL 4: APPROVE AMENDMENT TO CERTIFICATE OF INCORPORATION

The Board is submitting for stockholder approval a proposal to amend our Certificate of Incorporation (the “Certificate”) to allow stockholders to act by less than unanimous written consent. Under New York Law and our current Certificate, stockholder action may only be taken at a meeting or by unanimous written consent.

The Board is proposing the amendment below to our Certificate (the “Amendment”). This Amendment would permit stockholder action by less than unanimous written consent.

SIXTH: All actions required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of the stockholders may be effected without a meeting by the written consent of the holders of common stock of the Corporation entitled to vote thereon pursuant to Section 615 of the New York Business Corporation Law; provided that no such action may be taken except in accordance with the provisions of this Article SIXTH, the By-Laws of the Corporation and applicable law.

Required Vote and Recommendation

Pursuant to New York law, approval of this proposal will require the affirmative vote of a majority of all outstanding shares of common stock entitled to vote on this proposal. Abstentions will not count as votes cast on this proposal. Therefore, abstentions will have the same effect as a vote “against” the proposal. Additionally, broker non-votes will not be considered to have voted on this proposal and will therefore have the same effect as a vote “against” the proposal. The individuals named as proxies on the enclosed proxy card will vote your proxy “FOR” this proposal unless you instruct otherwise on the proxy.

If this proposal is approved by the Company’s stockholders, we will amend and restate the Certificate to incorporate the approved amendment as set forth above. Additionally, if this proposal is approved by the Company’s stockholder, the Board intends to make corresponding amendments to our By-Laws.

OTHER BUSINESS TO COME BEFORE THE MEETING

As of the date of this proxy statement, we know of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the stockholders, proxies in the enclosed form returned to the Company or other custodians will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

14

CONTROL PERSONS

The following table sets forth certain information as of the record date, concerning the ownership of the common stock by (a) each person who, to the Company’s knowledge, beneficially owned on that date more than 5% of the outstanding common stock, (b) each of our current directors and executive officers and (c) all of our directors and executive officers as a group.

	Number of Shares	Percent of
	Beneficially	Common
Name of Beneficial Owner (a) (b)	Owned(b)	Stock(b)
Estate of Joseph Feldschuh(c)	2,578,230	63.8%
Michael Feldschuh, President and Director(d)	224,872	5.6%
Jonathan Feldschuh, Director(e)	37,242	*
Robert J. Michel, Chief Financial Officer, Chief Compliance Officer (f)	12,916	*
Henry Cremisi. MD, Director(g)	24,999	*
James A. Lombard, Director(h)	7,534	*
Joy Goudie, Esq., Director(i)	2,032	*
Edward Feuer, Director(j)	4,032	*
Caleb DesRosiers	0	0%
All directors and officers as a Group (8 persons) (k)	2,891,857	71.6%

*	Indicates less than 1%.

(a)	Unless otherwise indicated, the address of each person listed is c/o Daxor Corporation, 109 Meco Lane, Oak Ridge, TN 37830.

(b)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of common stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following May 17, 2022 are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of common stock beneficially owned by such person.

(c)	Includes 2,578,230 shares of common stock.

(d)	Includes 158,206 shares of common stock and 66,666 shares of common stock issuable upon the exercise of options issued under the Company’s 2004 Stock Option Plan (the “2004 Option Plan”), and the Company’s 2020 Incentive Compensation Plan (the “2020 Plan”).

(e)	Includes 3,908 shares of common stock and 33,334 shares of Common Stock issuable upon the exercise of options issued under the 2004 Option Plan and the 2020 Plan.

(f)	Includes 6,250 of common stock and 6,666 shares of Common Stock issuable upon the exercise of option issued under the 2020 Plan.

(g)	Includes 24,999 shares of Common Stock issuable upon the exercise of options issued under the 2004 Option Plan, and the 2020 plan.

(h)	Includes 2,500 shares of common stock and 5,034 shares of common stock issuable upon the exercise of options issued under the 2004 Option Plan, and the 2020 Plan.

(i)	Includes 2,032 shares of Common Stock issuable upon the exercise of options issued under the 2020 Plan.

(j)	Includes 4,032 shares of Common Stock issuable upon the exercise of options issued under the Company’s 2004 Option Plan, and the 2020 Plan.

(k)	See Footnotes (c) through (j).

15

Directors currently serving have options totaling 159,300 shares of common stock exercisable at prices ranging from $7.75 to $14.11 per share.

Number of Options
Name	Granted
Michael Feldschuh	75,000
Jonathan Feldschuh	40,000
Henry Cremisi MD	27,000
James A. Lombard	7,100
Joy Goudie Esq	4,100
Edward Feuer	6,100
159,300

ADDITIONAL INFORMATION

Stockholder Proposals for the 2023 Annual Meeting

Stockholders interested in presenting a proposal for consideration at the Company’s annual meeting of stockholders in 2023 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s by-laws. To be eligible for inclusion in the proxy statement, the stockholder proposals must be received by the Company’s President no later than February 1, 2023.

Stockholders interested in presenting a proposal at the Company’s annual meeting of stockholders outside the procedures prescribed in Rule 14a-8 (namely, a proposal to be presented at the annual meeting of stockholders in 2023 but not included in the Company’s proxy statement) must be received by the Company’s President no later than February 1, 2023 to be considered timely. Under the SEC’s proxy voting rules, the Company may exercise discretionary voting authority on stockholder proposals received after such date.

Administrator and Principal Underwriters

The responsibility of the Board of Directors is to exercise corporate powers and to oversee management of the business of the Company. The officers of the Company are principally responsible for its operations. The Company is not primarily engaged in the business of investing, reinvesting, owning, holding or trading in securities. As such, the Company has no investment advisor, administrator, principal underwriters, affiliated brokerage, dividend paying agent, non-resident managers, or active portfolio manager. The nature of the instruments in which funds in excess of immediate capital needs are placed are consistent with capital preservation and liquidity. The Company’s Chief Executive Officer, Michael Feldschuh, is primarily responsible for the day-to-day management of any such investments.

Cost and Methods of Solicitation of Proxies

Proxy solicitation will be principally by mail but may also be by telephone or personal interview conducted by our officers and regular employees. The cost of solicitation of proxies will be borne by us, including reimbursement of banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy materials to our stockholders.

16

Householding

We are required to provide an annual report and proxy statement or notice of availability of these materials to all stockholders of record. To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding but share the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same mailing address and last name, and do not participate in electronic delivery of proxy materials, will receive only one copy of the annual report and proxy statement or notice of availability of these materials.

If you are a registered stockholder and would like to have separate copies of the annual report and proxy statement distributed to you in the future, you must submit a request to opt out of householding in writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717, or call Broadridge at (866) 540-7095, and we will cease householding all such documents within 30 days. If you are a beneficial stockholder and would like to have separate copies of the annual report and proxy statement, contact your broker. In addition, stockholders sharing an address receiving multiple copies may also request delivery in the future of a single copy of such documents. Stockholders may notify us of their requests by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717.

Submission of Other Communications to the Board

Stockholders and other interested parties may communicate with the Board (or individual directors serving on the board) by sending written communications, addressed to any director or to the Board as a group, to our Chief Financial Officer, Robert J. Michel, at 109 Meco Lane, Oak Ridge, TN 37830 who will ensure that the communication (assuming it is properly marked care of the Board or care of a specific director) is delivered to the Board or the specified director, as the case may be. Commercial advertisements or other forms of solicitation will not be forwarded.

	By	Order of the Board of Directors,

/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

May 31, 2022
New York, NY

17

20372 Daxor Corp Proxy Card REV1 Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

DAXOR
THE BLOOD VOLUME COMPANY™

2022 Annual Meeting of Shareholders

June 23, 2022

This Proxy is Solicited On Behalf Of The Board Of Directors

Please Be Sure To Mark, Sign, Date and Return Your Proxy Card in the Envelope Provided

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. Election of Directors

(1) Michael Feldschuh
(2) Jonathan Feldschuh
(3) Edward Feuer
(4) James Lombard
(5) Joy Goudie, Esq.
(6) Henry D. Cremisi, MD, FACP
(7) Caleb DesRosiers, Esq.

FOR all Nominees listed to the left	**WITHHOLD AUTHORITY** to vote (except as marked to the contrary for all nominees listed to the left)
☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

____

CONTROL NUMBER

Signature______________________ **Signature, if held jointly**______________________ **Date**__________, **2021.**

Note: Please sign as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such, of a Corporation, please sign in full corporate name by President or other authorized officer, please sign in partnership name by authorized person.

20372 Daxor Corp Proxy Card REV1 Back

DAXOR
THE BLOOD VOLUME COMPANY™

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

DAXOR CORPORATION

The undersigned appoints Michael Feldschuh and Robert J. Michel and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Daxor Corporation held of record by the undersigned at the close of business on May 17, 2022 at the 2022 Annual Meeting of Shareholders of Daxor Corporation to be held on June 23, 2022 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)